UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

INTERCONTINENTALEXCHANGE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 16, 2014.

INTERCONTINENTALEXCHANGE GROUP, INC.

INTERCONTINENTALEXCHANGE GROUP, INC. 2100 RIVEREDGE PARKWAY SUITE 500 ATLANTA, GA 30328

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 18, 2014
Date: May 16, 2014 Time: 8:30 a.m., local time
Location: St. Regis Atlanta
Eighty-Eight West Paces Ferry Road Atlanta, GA 30305
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT WITH FORM 10-K
How to View Online:
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— How To Vote — Please Choose One of the Following Voting Methods

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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items
The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4.

1.	Election of Directors

2.      To approve, by non-binding vote, the advisory resolution on executive compensation for named executive officers.

3.      Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

4.      To approve the amendment to our Amended and Restated Certificate of Incorporation to change our name from “IntercontinentalExchange Group, Inc.” to “Intercontinental Exchange, Inc.”

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Nominees:
To be elected for terms expiring in 2015:
	1a.	Charles R. Crisp
	1b.	Jean-Marc Forneri
	1c.	Fred W. Hatfield
	1d.	Sylvain Hefes
	1e.	Jan-Michiel Hessels
	1f.	Terrence F. Martell
	1g.	Sir Callum McCarthy
	1h.	James J. McNulty

	1i.	Sir Robert Reid

	1j.	Frederic V. Salerno

	1k.	Robert G. Scott

	1l.	Jeffrey C. Sprecher

	1m.	Judith A. Sprieser

	1n.	Vincent Tese